UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 1, 2009 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2009, the Board of Directors of Pacific Gas and Electric Company (Utility), a subsidiary of PG&E Corporation, appointed Christopher P. Johns, who is currently Senior Vice President and Chief Financial Officer of PG&E Corporation and Senior Vice President, Financial Services of the Utility, as the President of the Utility, effective August 1, 2009, reporting to Peter A. Darbee, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation.  In addition to his current role at PG&E Corporation, Mr. Darbee has been serving as the President and Chief Executive Officer of the Utility since September 5, 2008, pursuant to a temporary waiver granted by the California Public Utilities Commission (CPUC) from rules that prohibit certain key officers from serving in the same position at both a utility and its holding company while the companies share legal, regulatory and lobbying services.  The Utility will request permission from the CPUC to withdraw its request for a permanent waiver as of August 1, 2009.  Mr. Darbee will resign from his position as President and Chief Executive Officer of the Utility on July 31, 2009.

Mr. Johns, 48, has served as Senior Vice President and Chief Financial Officer of PG&E Corporation since January 1, 2005.  From September 19, 2001 to October 3, 2005, Mr. Johns served as Senior Vice President and Controller of PG&E Corporation.  He also held the position of Treasurer of PG&E Corporation from October 4, 2005 to April 30, 2009.  In addition, Mr. Johns served as Senior Vice President and Treasurer of the Utility from October 1, 2005 to April 30, 2009, when he became Senior Vice President, Financial Services of the Utility.  Mr. Johns also served as Chief Financial Officer of the Utility from October 1, 2005 to May 31, 2007.

Also on July 1, 2009, the Board of Directors of PG&E Corporation appointed Kent M. Harvey, 51, currently Senior Vice President and Chief Risk and Audit Officer of PG&E Corporation since October 1, 2005, as Senior Vice President and Chief Financial Officer of PG&E Corporation, effective August 1, 2009, to replace Mr. Johns.  In addition, the Utility’s Board of Directors appointed Mr. Harvey as Senior Vice President, Financial Services of the Utility, effective August 1, 2009, to replace Mr. Johns.  In addition to overseeing all of PG&E Corporation’s finance, accounting, and investor relations functions, Mr. Harvey will continue to oversee PG&E Corporation’s and the Utility’s risk management and audit functions.  He will continue to report to Mr. Darbee.  Mr. Harvey previously served as Senior Vice President, Chief Financial Officer, and Treasurer of the Utility from January 1, 2000 to September 30, 2005.

A press release dated July 2, 2009, announcing these changes, is attached as an exhibit to this report.

Neither Mr. Johns nor Mr. Harvey has any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 401(d) or Item 404(a) of Securities and Exchange Commission Regulation S-K.

In connection with his new position, Mr. Johns will earn an annual base salary of $635,000.  Mr. Johns also will continue to be eligible to participate in the PG&E Corporation Short-Term Incentive Plan (STIP); his target participation rate will be equal to 75% of his annual base salary, or $476,250.  Also, Mr. Johns will receive an additional award under the PG&E Corporation Long-Term Incentive Plan (LTIP) in an annualized amount of $500,000.  This award will consist of equal amounts of restricted stock units and performance shares.  The award will be granted on the third business day following the release of PG&E Corporation’s financial results for the quarter ended June 30, 2009, and will be prorated based on the period of time between the date of grant and March 1, 2010 (the first vesting date of the 2009 LTIP awards).  As a result, on or around August 10, 2009, Mr. Johns will receive an LTIP award in an estimated amount of $279,000.  The number of restricted stock units and performance shares will be determined by dividing the dollar amount of the award by the closing stock price of a share of PG&E Corporation common stock as reported on the New York Stock Exchange on the grant date.

In connection with his new position, Mr. Harvey will earn an annual base salary of $525,000.  Mr. Harvey also will continue to be eligible to participate in the PG&E Corporation STIP; his target participation rate will be equal to 65% of his annual base salary, or $341,250.  Mr. Harvey also will receive an additional award under the LTIP in an annualized amount of $250,000, which will consist of equal amounts of restricted stock units and performance shares.  The award will be granted on the third business day following the release of PG&E Corporation’s financial results for the quarter ended June 30, 2009, and will be prorated based on the period of time between the date of grant and March 1, 2010 (the first vesting date of the 2009 LTIP awards).  As a result, on or around August 10, 2009, Mr. Harvey will receive an LTIP award in an estimated amount of $140,000.  The number of restricted stock units and performance shares will be determined by dividing the dollar amount of the award by the closing stock price of a share of PG&E Corporation common stock as reported on the New York Stock Exchange on the grant date.

 Mr. Johns and Mr. Harvey also are eligible to receive the benefits available to other officers of PG&E Corporation and the Utility, including benefits available under the PG&E Corporation Supplemental Executive Retirement Plan (a non-tax-qualified defined benefit pension plan), the PG&E Corporation Officer Severance Policy, and the PG&E Corporation Supplemental Retirement Savings Plan.  These benefits, the terms of the restricted stock units and performance shares to be awarded under the LTIP, and the provisions of the STIP, are described in PG&E Corporation’s and the Utility’s most recent joint proxy statement and in other reports previously filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit 99	Press release dated July 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: July 2, 2009	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: July 2, 2009	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 99	Press release dated July 2, 2009